EXECUTION COPY

LOANDEPOT GMSR MASTER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

LOANDEPOT.COM, LLC,

as Servicer and as Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

__________

AMENDED AND RESTATED SERIES 2017-VF1 INDENTURE SUPPLEMENT

Dated as of November 15, 2021

To

SECOND AMENDED AND RESTATED BASE INDENTURE

Dated as of November 15, 2021

MSR COLLATERALIZED NOTES,
SERIES 2017-VF1

Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Table of Contents
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This AMENDED AND RESTATED SERIES 2017-VF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of November 15, 2021, is made by and among LOANDEPOT GMSR MASTER TRUST, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), CITIBANK, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), LOANDEPOT.COM, LLC, a limited liability company organized under the laws of the State of Delaware (“loanDepot”), as servicer (the “Servicer”) and as administrator (the “Administrator”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as Administrative Agent (as defined herein). This Indenture Supplement relates to and is executed pursuant to that certain Second Amended and Restated Base Indenture, dated as of November 15, 2021, including the schedules and exhibits thereto (as supplemented hereby, and as amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), among the Issuer, loanDepot, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company, as credit manager (the “Credit Manager”), CSFB, as Administrative Agent, and the “Administrative Agents” from time to time parties thereto, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement, collectively referred to as the “Indenture”).
Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture, and the rules of interpretation set forth in Section 1.2 of the Base Indenture shall apply equally herein.
PRELIMINARY STATEMENT
WHEREAS, the Issuer entered into an Indenture Supplement, dated as of August 11, 2017 (as amended by Amendment No. 1 thereto, dated as of September 17, 2018, as further amended by Amendment No. 2 thereto, dated as of September 16, 2019, as further amended by Amendment No. 3 thereto, dated as of October 16, 2019, and as further amended by Amendment No. 4 thereto, dated as of October 15, 2020, the “Original Indenture Supplement”), among the Issuer, loanDepot, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and the Administrative Agent;
WHEREAS, under the Original Indenture Supplement, the Issuer has duly authorized the issuance of a Series of Variable Funding Notes, the Series 2017-VF1 Notes (as defined below);
    WHEREAS, pursuant to Section 12.2 of the Base Indenture and Section 11(b) of the Original Indenture Supplement, the Issuer, Indenture Trustee, loanDepot and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Series Required Noteholders, at any time and from time to time, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may amend the Original Indenture Supplement to amend any provision of the Original Indenture Supplement;

    WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”);

    WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;

    WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, currently there are two (2) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to loanDepot pursuant to the terms of the Original Indenture Supplement, and is financed by CSCIB under the Amended and Restated Series 2017-VF1 Master Repurchase Agreement, dated as of the date hereof, between loanDepot, the Administrative Agent and CSCIB (the “VFN Repurchase Agreement”), pursuant to which loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Note to CSCIB; and (ii) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), which was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to CSCIB pursuant to the Note Purchase Agreement, dated as of August 11, 2017, among the Issuer, the Administrative Agent and CSCIB, as purchaser (the “Series 2017-MBSADV1 Note Purchase Agreement”);
WHEREAS, (i) pursuant to the Trust Agreement, loanDepot is the sole Owner, (ii) pursuant to the Original Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Original Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Note under the VFN Repurchase Agreement and (iii) pursuant to the terms of the Series 2017-MBSADV1 Note Purchase Agreement, CSCIB is the purchaser of the Series 2017-MBSADV1 Note, and therefore CSCIB is 100% of the VFN Noteholders of the Outstanding Notes and therefore CSCIB is the Series Required Noteholder of all Variable Funding Notes;

WHEREAS, the Original Indenture Supplement is a Transaction Document;

    WHEREAS, on the Effective Date, the parties are amending and restating the Original Indenture Supplement, pursuant to this Indenture Supplement; and

WHEREAS, all things necessary to make this Indenture Supplement a valid agreement of the Issuer, in accordance with its terms, have been done.
NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Original Indenture Supplement is hereby amended as follows:
Section 1.     Creation of the Series 2017-VF1 Notes.
The Series 2017-VF1 Notes are known as “loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2017-VF1 Notes” (the “Series 2017-VF1 Notes”) and were issued pursuant to the Original Indenture Supplement on the Issuance Date. The Series 2017-VF1 Notes are not rated and are subordinate to the Series 2017-MBSADV1 Notes, but shall not be subordinated to any other Series of Notes. The Series 2017-VF1 Notes were issued in one (1) Class of Variable Funding Notes (Class A-VF1) with the Maximum VFN Principal Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in the Original Indenture Supplement. The Series 2017-VF1 Notes are secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture. The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2017-VF1 Notes and all other Series of Notes issued under the Base Indenture as described therein. In the event that any term or provision contained herein with respect to the Series 2017-VF1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.
Section 2.    Defined Terms.
With respect to the Series 2017-VF1 Notes and in addition to or in replacement of the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:
“Administrative Agent” means, for so long as the Series 2017-VF1 Notes are Outstanding, pursuant to the provisions of this Indenture Supplement, CSFB, or an Affiliate or successor by merger thereto.
“Advance Rate” means, with respect to the Series 2017-VF1 Notes, [***]%, subject to amendment by mutual agreement of the Administrative Agent and the Administrator (with a copy of such amendment sent to Ginnie Mae by the Servicer); provided, that, upon the occurrence of an Advance Rate Reduction Event, the Advance Rate will decrease by [***]% per month until the Advance Rate Reduction Event is cured in all respects subject to the satisfaction of the Administrative Agent, at which point the Advance Rate, as applicable, will revert to the value it had prior to the occurrence of such Advance Rate Reduction Event.

“Advisers Act” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Base Indenture” has the meaning assigned to such term in the Preamble.
“Benefit Plan Investor” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Class A–VF1 Notes” means, the Variable Funding Notes, Class A-VF1 Variable Funding Notes, issued hereunder by the Issuer, having an aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.
“Corporate Trust Office” means the corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Issuance Date are located at Citibank, N.A., Corporate and Investment Banking, 388 Greenwich Street, 14th Floor, New York, NY 10013 Attention: loanDepot GMSR Master Trust, including for Note transfer, exchange or surrender purposes.
“CSCIB” means Credit Suisse AG, Cayman Islands Branch and its permitted successors or assigns.
“Cumulative Interest Shortfall Amount Rate” means, with respect to the Series 2017-VF1 Notes, [***]% per annum.
“Default Supplemental Fee” means for the Series 2017-VF1 Notes and each Payment Date during the Full Amortization Period and on the date of final payment of such Notes (if the Full Amortization Period is continuing on such final payment date), a fee equal to the product of
(i)     the Default Supplemental Fee Rate multiplied by
(ii)     the average daily Note Balance since the prior Payment Date of the Series 2017-VF1 Notes multiplied by
(iii)     a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the commencement of the Full Amortization Period) to but excluding such Payment Date and the denominator of which equals 360.
“Default Supplemental Fee Rate” means, with respect to the Series 2017-VF1 Notes, [***]% per annum.
“Fiduciary Rule” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“Indenture” has the meaning assigned to such term in the Preamble.
“Indenture Supplement” has the meaning assigned to such term in the Preamble.

“Initial Note Balance” means, in the case of the Series 2017-VF1 Notes, an amount determined by the Administrative Agent, the Issuer and the Administrator on the Issuance Date, which amount is set forth in an Issuer Certificate delivered to the Indenture Trustee. For the avoidance of doubt, the requirement for minimum bond denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2017-VF1 Notes.
“Interest Accrual Period” means, for the Series 2017-VF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Issuance Date) and ending on the day immediately preceding the current Payment Date. The Interest Payment Amount for the Series 2017-VF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.
“Interest Day Count Convention” means with respect to the Series 2017-VF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360.
“Issuance Date” means August 11, 2017.
“LIBOR” means the London interbank offered rate.
“LIBOR Determination Date” means for each Interest Accrual Period, the second London Banking Day prior to the commencement of such Interest Accrual Period.
“LIBOR Index Rate” means for a one-month period, the LIBOR per annum (rounded upward, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a one-month period, which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on the date that is two (2) London Banking Days before the commencement of such one-month period.
“LIBOR Rate” means, with respect to any Interest Accrual Period with respect to which interest is to be calculated by reference to the “LIBOR Rate,” (a) the LIBOR Index Rate for a one-month period, if such rate is available, (b) in the event that LIBOR and LIBOR Index Rate are phased out, and a new benchmark intended as a replacement for LIBOR and LIBOR Index Rate is established or administered by the Financial Conduct Authority or ICE Benchmark Administration or other comparable authority, and such new benchmark with a one-month maturity is readily available through Bloomberg or a comparable medium, then the Administrator, with the Administrative Agent’s written consent, shall direct the Indenture Trustee to utilize such new benchmark with a one-month maturity for all purposes hereof in place of the LIBOR Index Rate, and (c) if the LIBOR Index Rate cannot be determined or has been phased out and no new benchmark under clause (b) has been established, the arithmetic average of the rates of interest per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) London Banking Days before the beginning of such one-month period by three (3) or more major banks in the interbank Eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such one-month period and in an amount equal or comparable to the principal amount of the portion of the Note Balance on which the “LIBOR Rate” is being calculated.

“LIBOR01 Page” means the display designated as “LIBOR01 Page” on the Reuters Service (or such other page as may replace the LIBOR01 Page on that service or such other service as may be nominated by the ICE Benchmark Administration as an information vendor for the purpose of displaying ICE Benchmark Administration interest settlement rates for U.S. Dollar deposits).
“loanDepot” has the meaning assigned to such term in the Preamble.
“London Banking Day” means any day on which commercial banks and foreign exchange markets settle payment in both London and New York City.
“Margin” means, for the Series 2017-VF1 Notes, [***]% per annum.
“Maximum VFN Principal Balance” means, for the Series 2017-VF1 Notes, $[***], or (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such lesser amount designated by the Administrator in accordance with the terms of the Base Indenture.
“Note Interest Rate” means, for the Series 2017-VF1 Notes, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) the LIBOR Rate (as determined by the Indenture Trustee as described in Section 7 hereof) and (ii) [***]%, plus (b) the Margin.
“Plan Fiduciary” has the meaning assigned such term in Section 3 of this Indenture Supplement.
“Purchaser” means loanDepot in its capacity as “Seller” under the PC Repurchase Agreement, and its successors and permitted assigns under the PC Repurchase Agreement.
“Redeemable Notes” has the meaning assigned to such term in Section 6 of this Indenture Supplement.
“Series 2017-VF1 Notes” has the meaning assigned to such term in Section 1 of this Indenture Supplement.
“Series 2017-VF1 Repurchase Agreement” means the Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021, among loanDepot, as seller, CSCIB, as buyer, and CSFB, as administrative agent.
“Series Required Noteholders” means, for so long as the Series 2017-VF1 Notes are Outstanding, 100% of the Noteholders of the Series 2017-VF1 Notes. With respect to the Series 2017-VF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Notes under the Series 2017-VF1 Repurchase Agreement.
“Stated Maturity Date” means, for the Series 2017-VF1 Notes, the date on which the Termination Date (as defined in the Series 2017-VF1 Repurchase Agreement) occurs, which is subject to extension in accordance with the Series 2017-VF1 Repurchase Agreement.

“Transaction Parties” has the meaning assigned to such term in Section 3 of this Indenture Supplement.
“WSFS” means Wilmington Savings Fund Society, FSB, formerly d/b/a Christiana Trust.
Section 3.    Form of the Series 2017-VF1 Notes; Transfer Restrictions; Certain ERISA Considerations.
(a) The Series 2017-VF1 Notes shall only be issued in definitive, fully registered form and the form of the Rule 144A Definitive Note that may be used to evidence the Series 2017-VF1 Notes in the circumstances described in Section 5.2(c) of the Base Indenture is attached to the Base Indenture as Exhibit A-2. None of the Series 2017-VF1 Notes shall be issued as Regulation S Notes nor shall any Series 2017-VF1 Notes be sold in offshore transactions in reliance on Regulation S.
(b)     In addition to any transfer restrictions applicable to the Series 2017-VF1 Notes or any interest therein set in the Base Indenture, a purchaser, transferee or holder of the Series 2017-VF1 Notes or any interest therein that is a benefit plan investor as defined in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (a “Benefit Plan Investor”) or a fiduciary purchasing the Series 2017-VF1 Notes on behalf of a Benefit Plan Investor (a “Plan Fiduciary”), will be required to represent (or in the case of a Book-Entry Note, will be deemed represent by the acquisition of such Note) that:
(1) the decision to acquire the Series 2017-VF1 Notes has been made on an arm’s length basis by the Plan Fiduciary;
(2) none of the Issuer, loanDepot, CSCIB or any of their respective affiliates (the “Transaction Parties”), has provided or will provide advice with respect to the acquisition of the Series 2017-VF1 Notes by the Benefit Plan Investor, other than to the Plan Fiduciary which is “independent” (within the meaning of Department of Labor Regulations promulgated on April 8, 2016 (81 Fed. Reg. 20,997) (the “Fiduciary Rule”)) of the Transaction Parties;
(3) the Plan Fiduciary either:
(a) is a bank as defined in Section 202 of the Investment Advisers Act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a State or Federal agency; or
(b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of an “employee benefit plan” as defined in Section 3(3) of ERISA or “plan” described in Section 4975 of the Code; or
(c) is an investment adviser registered under the Advisers Act, or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; or

(d) is a broker-dealer registered under the 1934 Act; or
(e) has, and at all times that the Benefit Plan Investor is invested in the Series 2017-VF1 Notes, will have total assets of at least U.S. $[***] under its management or control (provided that this clause (5) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of an investing individual retirement account or (ii) a participant or beneficiary of the Benefit Plan Investor investing in or holding the Series 2017-VF1 Notes in such capacity);
(4) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the acquisition by the Benefit Plan Investor of the Series 2017-VF1 Notes;
(5) the Plan Fiduciary is a “fiduciary” within the meaning of Section 3(21) of ERISA or Section 4975 of the Code, or both, with respect to the Benefit Plan Investor and is responsible for exercising independent judgment in evaluating the Benefit Plan Investor’s acquisition of the Series 2017-VF1 Notes;
(6) none of the Transaction Parties has exercised any authority to cause the Benefit Plan Investor to invest in the Series 2017-VF1 Notes or to negotiate the terms of the Benefit Plan Investor’s investment in the Series 2017-VF1 Notes; and
(7) the Plan Fiduciary acknowledges and agrees that it has been informed by the Transaction Parties:
(a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the Benefit Plan Investor’s acquisition of the Series 2017-VF1 Notes; and
(b) of the existence and nature of the Transaction Parties’ financial interests in the Benefit Plan Investor’s acquisition of the Series 2017-VF1 Notes.
These representations are intended to comply with 29 C.F.R. Sections 2510.3-21(a) and (c)(1) of the Fiduciary Rule. If these sections of the Fiduciary Rule are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect.
Section 4.    Interest Payment Amount.
Prior to the occurrence and continuation of an Event of Default (as defined under the Series 2017-VF1 Repurchase Agreement) under the Series 2017-VF1 Repurchase Agreement, two (2) Business Days prior to each Payment Date, the Administrator shall report the calculation of the Interest Payment Amount for the Interest Accrual Period preceding such Payment Date for inclusion in the Calculation Agent Report.

Section 5.    Payments; Note Balance Increases; Early Maturity; No Series Reserve Account.
(a)    Except as otherwise expressly set forth herein, the Paying Agent shall make payments on the Series 2017-VF1 Notes on each Payment Date in accordance with Section 4.5 of the Base Indenture.
(b)    The Paying Agent shall make payments of principal on the Series 2017-VF1 Notes on each Interim Payment Date and each Payment Date in accordance with Sections 4.4 and 4.5 of the Base Indenture. The Note Balance of the Series 2017-VF1 Notes shall be increased from time to time on certain Funding Dates in accordance with the terms and provisions of Section 4.3 of the Base Indenture, but not in excess of the related Maximum VFN Principal Balance.
(c)    Any payments of principal allocated to the Series 2017-VF1 Notes during a Full Amortization Period shall be applied to the Class A-VF1 Notes until their VFN Principal Balance has been reduced to zero.
(d)    The parties hereto acknowledge that the Series 2017-VF1 Notes are financed by CSCIB under the Series 2017-VF1 Repurchase Agreement, pursuant to which loanDepot sold all its rights, title and interest in the Series 2017-VF1 Notes to CSCIB. The parties hereto acknowledge that with respect to the Series 2017-VF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2017-VF1 Notes under the Series 2017-VF1 Repurchase Agreement. Subject to the foregoing, the Administrative Agent and the Issuer further confirm that the Series 2017-VF1 Notes issued on the Issuance Date pursuant to this Indenture Supplement were issued in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch”. The Issuer and the Administrative Agent directed the Indenture Trustee to issue the Series 2017-VF1 Notes in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch”.
(e)    There will be no Series Reserve Account for the Series 2017-VF1 Notes.
Section 6.    Optional Redemption.
The Issuer may, at any time, subject to Section 13.1 of the Base Indenture, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, the Indenture Trustee and the Noteholders of the Series 2017-VF1 Notes, redeem in whole or in part (so long as, in the case of any partial redemption, (i) such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes or from any other amount received by the Issuer attributable to the Excess Spread PC pursuant to the PC Repurchase Agreement other than Collections on the MSRs, and (ii) the Series 2017-VF1 Notes are redeemed on a pro rata basis based on their related Note Balances), and/or terminate and cause the retirement of the Series 2017-VF1 Notes. In anticipation of a redemption of the Series 2017-VF1 Notes at the end of their Revolving Period, the Issuer may issue a new Series or one or more Classes of Notes within the ninety (90) day period prior to the end of such Revolving Period and reserve all or a portion of the cash proceeds of the issuance for the sole purpose of paying the principal balance and all accrued and unpaid interest on the Series 2017-VF1 Notes, on the last day of their Revolving Period. Any supplement to this Indenture Supplement executed to effect an optional redemption may be entered into without consent of the Noteholders of the Series 2017-VF1 Notes or of any other Notes issued under the Base Indenture (but with satisfaction of other requirements for amendments entered into without Noteholder consent). Any Notes issued in replacement for the Series 2017-VF1 Notes will have the same rights and privileges as the Class of Series 2017-VF1 Notes that were refinanced with the related proceeds thereof; provided, such replacement Notes may have different Stated Maturity Dates and different Note Interest Rates.
Section 7.    Determination of Note Interest Rate and LIBOR.
(a)    At least one (1) Business Day prior to each Determination Date, the Indenture Trustee shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2017-VF1 Notes for the upcoming Payment Date, and include a report of such amount in the related Payment Date Report.
(b)    On each LIBOR Determination Date, the Indenture Trustee will determine the LIBOR Rate for the succeeding Interest Accrual Period for the related Series 2017-VF1 Notes on the basis of the procedures specified in the definition of LIBOR Rate.
(c)    The establishment of the LIBOR Rate by the Indenture Trustee and the Indenture Trustee’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2017-VF1 Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.
Section 8.    Conditions Precedent Satisfied.
The Issuer hereby represents and warrants to the Noteholders of the Series 2017-VF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture, including but not limited to those conditions precedent set forth in Section 6.10(b) of the Base Indenture and Article XII thereof, as applicable, to the issuance of the Series 2017-VF1 Notes have been satisfied or waived in accordance with the terms thereof.
Section 9.    Representations and Warranties.
The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.
The Administrator hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator to perform its duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.
loanDepot hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of loanDepot to perform its duties under this Indenture Supplement or any Transaction Document to which it is a party, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body,
Section 10.    Amendments.
(a)    Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of any Notes but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer (solely in the case of any amendment that adversely affects the rights or obligations of the Servicer or adds new obligations or increases existing obligations of the Servicer), and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion (unless delivery of such Issuer Tax Opinion is waived by the Series Required Noteholders) and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material Adverse Effect, may amend any Transaction Document for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or in any other Transaction Document; or (ii) to amend any other provision of this Indenture Supplement. For the avoidance of doubt, the consent of the Servicer is not required for (i) the waiver of any Event of Default or (ii) any other modification or amendment to any Event of Default except those related to the actions and omissions of the Servicer. This Indenture Supplement may be otherwise amended or otherwise modified from time to time in a written agreement among 100% of the Noteholders of the Series 2017-VF1 Notes, the Issuer, the Administrator, the Administrative Agent, the Indenture Trustee and subject to the immediately preceding sentence, the Servicer.
(b)    Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture except for amendments otherwise permitted as described in Sections 12.1 and 12.2 of the Base Indenture and in the immediately preceding paragraph, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders in respect of the Series 2017-VF1 Notes, supplement, amend or revise any term or provision of this Indenture Supplement.
(c)    For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.

(d)    Any amendment of this Indenture Supplement which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.
Section 11.    Counterparts.
This Indenture Supplement may be executed in any number of counterparts and all of such counterparts shall together constitute one and the same instrument. The parties agree that this Indenture Supplement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Indenture Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
Section 12.    Entire Agreement.
This Indenture Supplement, together with the Base Indenture incorporated herein by reference and the related Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
Section 13.    Limited Recourse.
Notwithstanding any other terms of this Indenture Supplement, the Series 2017-VF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2017-VF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2017-VF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive. No recourse shall be had for the payment of any amount owing in respect of the Series 2017-VF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2017-VF1 Notes or this Indenture Supplement. It is understood that the foregoing provisions of this Section 13 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2017-VF1 Notes or secured by this Indenture Supplement. It is further understood that the foregoing provisions of this Section 13 shall not limit the right of any Person to name the

Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2017-VF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.
Section 14.    Owner Trustee Limitation of Liability.
It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by WSFS, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any other Transaction Documents. loanDepot as sole Owner under the Trust Agreement, in accordance with Section 4.1 of the Trust Agreement, confirms that (x) the consent of the Series Required Noteholders of all Variable Funding Notes has been received, and (y) the consent of the Majority Noteholders of all Notes that are not Variable Funding Notes is not required in connection with the execution and delivery of this Indenture Supplement, and (z) in taking the foregoing actions, the Owner Trustee, as such and in its individual capacity, is entitled to the benefits and protections of the Trust Agreement of the Issuer.
Section 15.    Consent, Acknowledgment and Waivers.
By execution of this Indenture Supplement, CSCIB, in its capacity as Series Required Noteholder of all Variable Funding Notes hereby consents to this Indenture Supplement. CSCIB certifies that it is the buyer of the Series 2017-VF1 Notes under the Series 2017-VF1 Repurchase Agreement and it authorized to take any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder with the right to instruct the Indenture Trustee. In addition, CSCIB certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of CSCIB is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by CSCIB of this Indenture Supplement should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Indenture Supplement shall become effective on the Effective Date.
CSCIB hereby authorizes and directs the Indenture Trustee to execute and deliver this Indenture Supplement.

Section 16.    Conditions to Effectiveness of this Indenture Supplement.
This Indenture Supplement shall become effective upon (i) execution and delivery of this Indenture Supplement by all parties hereto and (ii) upon delivery of the Opinion of Counsel required pursuant to Section 11.1 of the Trust Agreement, an Authorization Opinion, an Officer’s Certificate and an opinion of counsel, respectively, in connection with this Indenture Supplement pursuant to provisions of Section 12.2 of the Base Indenture, Section 10(b) of the Original Indenture Supplement, Section 12.3 of the Base Indenture and 1.3 of the Base Indenture (the “Effective Date”).

Section 17.    Effect of Amendment.
This Indenture Supplement shall be effective as of the Effective Date and shall not be effective for any period prior to the Effective Date. After this Indenture Supplement becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture Supplement and Base Indenture shall be deemed to be references to the Indenture Supplement or the Base Indenture, as applicable, as amended by this Indenture Supplement. This Indenture Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture Supplement or the Base Indenture other than as set forth herein.

The parties hereto have entered into this Indenture Supplement solely to amend the terms of the Original Indenture Supplement and do not intend this Indenture Supplement or the transactions contemplated hereby to be, and this Indenture Supplement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Indenture Supplement or Base Indenture under or in connection with the Indenture Supplement or Base Indenture or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Original Indenture Supplement in any such Transaction Document shall be deemed to reference to this Indenture Supplement.
Section 18.    Indemnification.
The Administrative Agent shall indemnify the Indenture Trustee for any failure to deliver the Series 2017-VF1 Note No. 1 to the Indenture Trustee for cancellation; provided, that, such obligation of indemnification shall terminate upon the Indenture Trustee’s receipt of the Series 2017-VF1 Note No. 1. Upon receipt of Series 2017-VF1 Note No. 1, the Indenture Trustee agrees to send the Administrative Agent a scan of the Series 2017-VF1 Note No. 1 evidencing proof of receipt and cancellation upon delivery.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed by their respective signatories thereunto all as of the day and year first above written.

LOANDEPOT GMSR MASTER TRUST, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee
By: Name: Title:

[loanDepot GMSR Master Trust – A&R Series 2017-VF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity
By: Name: Title:

[loanDepot GMSR Master Trust – A&R Series 2017-VF1 Indenture Supplement]

LOANDEPOT.COM, LLC, as Administrator and as Servicer
By: Name: Title:

[loanDepot GMSR Master Trust – A&R Series 2017-VF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By: Name: Title:

[loanDepot GMSR Master Trust – A&R Series 2017-VF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Noteholder of 100% of the Outstanding VFNs

By:
Name:
Title:

By:
Name:
Title:

[loanDepot GMSR Master Trust – A&R Series 2017-VF1 Indenture Supplement]